EXHIBIT 10.1

                       WORKING CAPITAL ASSURANCE AGREEMENT

        THIS WORKING CAPITAL ASSURANCE AGREEMENT (this "Agreement") is entered into as of June 7, 2002 by and between nSTOR TECHNOLOGIES, INC., a Delaware corporation ("nStor"), and HILCOAST DEVELOPMENT CORP., a Delaware corporation ("Hilcoast").

                                   BACKGROUND

        A. On the date hereof, nStor, Pacific USA Holdings Corp., a Texas corporation ("Pacific USA"), Pacific Technology Group, Inc., a Texas corporation ("PTG"), and Stonehouse Technologies, Inc., a Texas corporation ("Stonehouse") entered into a Stock Purchase Agreement whereby, among other things, nStor acquired all of the outstanding shares of common stock of Stonehouse.

        B. In order to induce Pacific USA, PTG and Stonehouse to enter into the Stock Purchase Agreement and to consummate the transaction described above, nStor and Hilcoast, a stockholder of nStor, have agreed to enter into this Agreement on the terms and subject to the conditions set forth below.

        NOW, THEREFORE, for good and valuable consideration paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged and in consideration of the covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT

        1. Working Capital Loans. For a period of one hundred eighty (180) days from the date hereof (the "Term"), Hilcoast unconditionally agrees to loan, upon demand by nStor in the event of a working capital deficit, an aggregate amount not in excess of $1,250,000, including the amounts previously loaned to nStor by Hilcoast and outstanding on the date hereof of $940,000, (collectively, the "Working Capital Loans"), to meet any working capital deficit of nStor during the Term as any such deficit may arise. Notwithstanding the foregoing, no Working Capital Loans will be required to be advanced hereunder to meet the working capital needs of Stonehouse or any of its subsidiaries.

        2. Advances; Promissory Notes. Working Capital Loans will be made by Hilcoast from time to time during the Term upon the request of nStor. Any Working Capital Loans advanced by Hilcoast to nStor under this Agreement shall be evidenced by the two (2) promissory notes previously issued by nStor to Hilcoast and attached hereto as Exhibit A. nStor will provide written notice to Pacific USA and PTG of any request for a Working Capital Loan hereunder within two days of the date such request is made to Hilcoast, which notice shall specify the amount requested by nStor to be advanced and the remaining amount required to be advanced by Hilcoast hereunder and shall be signed by a designated officer of nStor. Hilcoast agrees to advance any Working Capital Loan hereunder within one (1) business day of receipt of the request for a Working Capital Loan from nStor.


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        3. Inducement and Reliance. Hilcoast acknowledges that (a) the covenants and agreements made hereunder by Hilcoast are being made in part to induce Pacific USA, PTG and Stonehouse to enter into the Stock Purchase Agreement and consummate the transactions contemplated thereby, (b) it is expressly intended that the covenants and agreements made hereunder by Hilcoast may be relied upon and enforced by Pacific USA and PTG, and (c) each of Pacific USA and PTG is a third-party beneficiary of this Agreement.

        4. Representations and Warranties of Hilcoast. Hilcoast represents and warrants that (a) this Agreement constitutes a legal, valid, and binding obligation of Hilcoast, was duly authorized, executed, and delivered by Hilcoast, and is fully enforceable against Hilcoast in accordance with its terms; (b) Hilcoast is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to perform all of its obligations under this Agreement; and (c) neither this Agreement nor any agreement, document, or instrument executed or to be executed in connection herewith violates or conflicts with the terms of any other agreement to which Hilcoast is a party.

        5.     Miscellaneous.

               (a) Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to its subject matter and supersedes any prior understandings or agreements between the parties with respect to such subject matter.

               (b) Independence of Agreement. This Agreement shall not be construed as a guaranty or surety agreement for any of nStor's obligations or debts, but shall constitute the separate and independent primary obligation of Hilcoast to nStor.

               (c) Notices. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

                      If to nStor:            nStor Technologies, Inc.
                                              100 Century Boulevard
                                              West Palm Beach, FL 33417
                                              Attn:  Jack Jaiven
                      With copy to:           Akerman, Senterfitt & Eidson, P.A.
                                              Las Olas Centre II, Suite 1600
                                              350 East Las Olas Boulevard
                                              Fort Lauderdale, Florida 33301
                                              Attn:  Donn Beloff, Esq.


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                      If to Hilcoast:         Hilcoast Development Corp.
                                              100 Century Boulevard
                                              West Palm Beach, Florida 33417
                                              Attn:  H. Irwin Levy

                      If to  Pacific  USA or  Pacific USA Holdings Corp.
                      PTG:                    2740 N. Dallas Parkway
                                              Plano, Texas 75093
                                              Attn:   Michael McCraw, President
                                              Gary L. Leonard, General Counsel -
                                              Business Development

                      With copy to:           Kirkpatrick & Lockhart, LLP
                                              2828 N. Harwood Street
                                              Dallas, Texas 75201
                                              Attn:   Norman R. Miller, Esq.


or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing.

               (d) Choice of Law; Jurisdiction. This Agreement shall be construed, and the rights and obligations of nStor and Hilcoast shall be determined, in accordance with the laws of the State of Florida, exclusive of its conflicts of laws rules. Exclusive jurisdiction and venue shall be in the federal or state courts located in Miami-Dade County, Florida.

               (e) Amendments. This Agreement may be modified or amended only by a written instrument executed by nStor and Hilcoast and consented to in writing by Pacific USA.

               (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

               (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute but a single instrument.

               (h) Future Cooperation. Each party covenants and agrees to take such further action and execute such further documents as may be necessary or appropriate to carry out the intention of this Agreement.


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               (i) Counsel Fees. If any person brings any action to interpret or enforce this Agreement, or for damages for any alleged breach thereof, the prevailing party in any such action shall be entitled to reasonable attorney's fees and costs as awarded by the court in addition to all other recovery, damages and costs.

               (j) Headings. All titles and headings in this Agreement are intended solely for convenience of reference and shall in no way limit or otherwise affect the interpretation, construction or enforcement of any of the provisions hereof.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                                                 nSTOR TECHNOLOGIES, INC.

                                                 By: /s/ Jack Jaiven
                                                    ___________________________
                                                    Jack Jaiven, Vice President



                                                 HILCOAST DEVELOPMENT CORP.

                                                 By: /s/ H. Irwin Levy
                                                    ___________________________
                                                    H. Irwin Levy, Chief
                                                    Executive Officer

                                    EXHIBIT A

                                PROMISSORY NOTES

                                 PROMISSORY NOTE

                                 April 30, 2002

U.S. $750,000.00                                           San Diego, California


FOR VALUE RECEIVED, the undersigned nSTOR TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 10140 Mesa Rim Road, San Diego, California, 92121 (hereinafter called "Maker"), hereby promises to pay to the order of Hilcoast Development Corp., a Delaware corporation, with a business address at 100 Century Boulevard, West Palm Beach, Florida 33417 (hereinafter called "Payee"), at the address of Payee's principal place of business stated above, or at such other place as the Payee may designate in writing, the sum of SEVEN HUNDRED AND FIFTY THOUSAND AND 00/100ths U.S. Dollars (U.S. $750,000.00) (the "Principal Amount"), plus interest on the outstanding balance of the Principal Amount at the rate of eight percent (8%) per annum, payable quarterly, from the date hereof until the date when said sum is paid in full in accordance with the terms hereof. The entire Principal Amount plus all accrued interest thereon shall be due and payable in full on April 30, 2003.

It is expressly agreed that this Promissory Note evidences a SEVEN HUNDRED AND FIFTY THOUSAND AND 00/100ths U.S. Dollars (U.S. $750,000.00) revolving line of credit. The Principal Amount which may be outstanding at any time under such line of credit shall not exceed SEVEN HUNDRED AND FIFTY THOUSAND AND 00/100ths U.S. Dollars (U.S. $750,000.00). However, this limitation shall not be deemed to prohibit Payee from advancing any sum, which may, in Payee's sole and exclusive discretion, be necessary or desirable in order to protect and preserve the effect and enforceability of this Promissory Note. Within the limits and subject to the terms and conditions hereof, the Maker may borrow, repay and re-borrow under the revolving line of credit evidenced by this Promissory Note and all shall be subject to the terms and conditions of this Promissory Note.

Upon the failure by Maker to pay interest in full on or before the date when due hereunder, the entire unpaid amount of this Note shall thereupon be immediately due and payable, and the Payee shall have all rights and remedies provided under this Note.

Maker shall have the right, in Maker's discretion at any time, without payment of premium or penalty, to repay in whole or in part the unpaid balance of this Note.

This Note shall be governed by and construed under the laws of the State of Florida. The exclusive venue for any litigation in connection with or arising out of this Note shall be Palm Beach County, Florida, and the Maker hereby consents and submits to the jurisdiction of the state and federal courts sitting in Palm Beach County, Florida.

MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

nSTOR TECHNOLOGIES, INC.


By:    /s/ Thomas L. Gruber
      ----------------------
Name:   Thomas L. Gruber

Title   Acting President, Chief Operating and Financial Officer

                                 PROMISSORY NOTE

                                                                    May 18, 2002
U.S. $500,000.00                                           San Diego, California


FOR VALUE RECEIVED, the undersigned nSTOR TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 10140 Mesa Rim Road, San Diego, California, 92121 (hereinafter called "Maker"), hereby promises to pay to the order of Hilcoast Development Corp., a Delaware corporation, with a business address at 100 Century Boulevard, West Palm Beach, Florida 33417 (hereinafter called "Payee"), at the address of Payee's principal place of business stated above, or at such other place as the Payee may designate in writing, the sum of FIVE HUNDRED THOUSAND AND 00/100ths U.S. Dollars (U.S. $500,000.00) (the "Principal Amount"), plus interest on the outstanding balance of the Principal Amount at the rate of eight percent (8%) per annum, from the date hereof until the date when said sum is paid in full in accordance with the terms hereof. The entire Principal Amount plus all accrued interest thereon shall be due and payable in full on December 31, 2002.

It is expressly agreed that this Promissory Note evidences a FIVE HUNDRED THOUSAND AND 00/100ths U.S. Dollars (U.S. $500,000.00) revolving line of credit. The Principal Amount which may be outstanding at any time under such line of credit shall not exceed FIVE HUNDRED THOUSAND AND 00/100ths U.S. Dollars (U.S. $500,000.00). However, this limitation shall not be deemed to prohibit Payee from advancing any sum, which may, in Payee's sole and exclusive discretion, be necessary or desirable in order to protect and preserve the effect and enforceability of this Promissory Note. Within the limits and subject to the terms and conditions hereof, the Maker may borrow, repay and re-borrow under the revolving line of credit evidenced by this Promissory Note and all shall be subject to the terms and conditions of this Promissory Note.

Upon the failure by Maker to pay interest in full on or before the date when due hereunder, the entire unpaid amount of this Note shall thereupon be immediately due and payable, and the Payee shall have all rights and remedies provided under this Note.

Maker shall have the right, in Maker's discretion at any time, without payment of premium or penalty, to repay in whole or in part the unpaid balance of this Note.

This Note shall be governed by and construed under the laws of the State of Florida. The exclusive venue for any litigation in connection with or arising out of this Note shall be Palm Beach County, Florida, and the Maker hereby consents and submits to the jurisdiction of the state and federal courts sitting in Palm Beach County, Florida.

MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

nSTOR TECHNOLOGIES, INC.


By:    /s/ Thomas L. Gruber
      ----------------------
Name:   Thomas L. Gruber

Title   Acting President, Chief Operating and Financial Officer